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                                                                   Exhibit 10.14

              AMENDMENT NO. 1 TO SUPPORT AND MAINTENANCE AGREEMENT
                      BETWEEN 3COM CORPORATION AND PRIMUS
                       DATE OF AGREEMENT:  June 25, 1997

This Amendment 1 ("Amendment") is made this 25th day of June, 1997 to the Support and Maintenance Agreement between Primus and 3Com Corporation dated June 25, 1997 ("Agreement"). Terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties do not wish to negotiate a new contract at this time but do wish to continue their business relationship based on the terms and conditions of their original Agreement.

NOW THEREFORE, the parties agree to be bound by the terms of their original Agreement which is hereby amended as follows:

1) Section 3.3 of the Agreement is hereby amended to add the following to the end of the section:

Annual increases of the Support and Maintenance fees shall not exceed a percentage of the previous annual fee that is the greater of (a) five percent (5%), or (b) the percentage increase in the All Cities Average United States Consumer Price Index (all items, base period 1982-84=100) for the one year period preceding the notice, as published by the US Department of Labor.

3Com Corporation:                  Primus Communications Corporation:

Signature /s/ Thomas L. Thomas     Signature /s/ Steve Sperry
         ----------------------             ----------------------

Printed  Thomas L. Thomas          Printed  Steve Sperry
       ------------------------           ----------------------

Title  SVP - CIO                   Title  President & CEO
      -------------------------         -------------------------

Date  6/25/97                      Date  June 25, 1997
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